UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2008
AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
70 Pine Street
New York, New York 10270
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 770-7000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
SIGNATURES

Section 8 — Other Events

Item 8.01.	Other Events.
On May 21 and 22, 2008, the major rating agencies took actions regarding the credit ratings of American International Group, Inc. (“AIG”) and its subsidiaries, summarized as follows:
• Moody’s Investors Service (“Moody’s”) downgraded AIG’s long-term debt rating from “Aa2” to “Aa3” and removed it from “under review” status. The outlook on the long-term debt rating is negative. Also, Moody’s downgraded the financial strength ratings of many of AIG’s insurance subsidiaries by one notch to either “Aa2” or “Aa3”. The outlook on the financial strength ratings is stable. The Moody’s ratings of certain other AIG subsidiaries remain on “under review” status.
• Standard & Poor’s Rating Services, a division of the McGraw Hill Companies (“S&P”), affirmed AIG’s “AA-” long-term debt rating and removed it from CreditWatch Negative. The outlook on AIG’s counterparty credit rating is negative. Also, S&P maintained the “AA+” financial strength ratings on AIG’s insurance subsidiaries. The outlook on the financial strength ratings is negative.
• Fitch Ratings (“Fitch”) affirmed AIG’s “AA-” long-term debt rating and removed it from Rating Watch Negative. The outlook on the long-term debt rating is negative. Also, Fitch maintained the “AA+” financial strength ratings of AIG’s insurance subsidiaries. The outlook on the financial strength ratings is negative.
Accordingly, the following table presents the credit ratings of AIG and certain of its subsidiaries as of May 23, 2008. In parentheses, following the initial occurrence in the table of each rating, is an indication of that rating’s relative rank within the agency’s rating categories. That ranking refers only to the generic or major rating category and not to the modifiers appended to the rating by the rating agencies to denote relative position within such generic or major category.

	Short-term Debt				Senior Long-term Debt
	Moody's		S&P	Fitch	Moody's (a)	S&P (b)	Fitch (c)

AIG	P-1 (1st of 3)		A-1+ (1st of 6)	F1+ (1st of 5)	Aa3(e) (2nd of 9)	AA-(f) (2nd of 8)	AA-(g) (2nd of 9)
AIG Financial Products Corp.(d)	P	-1	A-1+	—	Aa3(e)	AA-(f)	—
AIG Funding, Inc. (d)	P	-1	A-1+	F1+	—	—	—
International Lease Finance Corporation	P	-1	A-1 (1st of 6)	F1 (1st of 5)	A1(e) (3rd of 9)	A+(f) (3rd of 8)	A (3rd of 9)
American General Finance Corporation	P	-1	A-1	F1	A1 (e)	A+(f)	A
American General Finance, Inc.	P	-1	A-1	F1	—	—	A

(a)	Moody’s appends numerical modifiers 1, 2 and 3 to the generic rating categories to show relative position within rating categories.

(b)	S&P ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

(c)	Fitch ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

(d)	AIG guarantees all obligations of AIG Financial Products Corp. and AIG Funding, Inc.

(e)	Negative outlook. A negative outlook by Moody’s indicates that a rating may be lowered but is not necessarily a precursor of a ratings change.

(f)	Negative outlook on Counterparty Credit Ratings or Corporate Credit Ratings. A negative outlook by S&P indicates that a rating may be lowered but is not necessarily a precursor of a ratings change.

(g)	Negative outlook on Issuer Default and Senior Unsecured Debt Ratings. A negative outlook by Fitch indicates that a rating may be lowered but is not necessarily a precursor of a ratings change.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)
Date: May 23, 2008	By:	/s/ Kathleen E. Shannon
		Name:	Kathleen E. Shannon
		Title:	Senior Vice President and Secretary